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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2003



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


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
        Delaware                     1-6903                      75-0225040
(State of incorporation)      (Commission File No.)   (IRS Employer Identification No. )


  2525 Stemmons Freeway, Dallas, Texas                           75207-2401
(Address of principal executive offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (214) 631-4420


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Item 5.  Other Events

         On March 31, 2003, the Registrant issued a press release to clarify issues regarding a jury award in Beaumont, Texas.


Item 7.  Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - News Release of Registrant dated March 31, 2003 with respect to a jury award in Beaumont, Texas.


SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY INDUSTRIES, INC.




Date:  April 1, 2003                         By: /s/ MICHAEL G. FORTADO
                                                 -----------------------------
                                                 Michael G. Fortado
                                                 Vice President and Secretary


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EXHIBIT INDEX

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
Exhibit No.                Description of Exhibit
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
Exhibit 99.1               News Release of Registrant dated March 31, 2003 with respect to a jury award in
                           Beaumont, Texas.
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